UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 17, 2021
TELEPHONE AND DATA SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-14157	36-2669023
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
30 North LaSalle Street, Suite 4000, Chicago, Illinois 60602
(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (312) 630-1900

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common Shares, $.01 par value	TDS	New York Stock Exchange
Depositary Shares each representing a 1/1000th interest in a share of 6.625% Series UU Cumulative Redeemable Perpetual Preferred Stock, $.01 par value	TDSPrU	New York Stock Exchange
6.625% Senior Notes due 2045	TDI	New York Stock Exchange
6.875% Senior Notes due 2059	TDE	New York Stock Exchange
7.000% Senior Notes due 2060	TDJ	New York Stock Exchange
5.875% Senior Notes due 2061	TDA	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements for Certain Officers
This Current Report on Form 8-K is being filed by Telephone and Data Systems, Inc. (TDS) to describe and file as an Exhibit the TDS 2021 Officer Bonus Program (the 2021 Plan) with respect to "named executive officers" of TDS as specified in paragraph (e) of Item 5.02 of Form 8-K.
The 2021 Plan was approved by the TDS Compensation Committee on March 17, 2021. The 2021 Plan covers all TDS executive officers other than the President and CEO of TDS.

The plan provides that the President and CEO of TDS’ subsidiary, TDS Telecommunications LLC (TDS Telecom), has the same company and individual performance weightings as the other TDS executive officers as a guideline, provided that the company performance will be based on TDS Telecom’s performance rather than TDS’ consolidated performance. However, the actual amount of the bonus paid is not formulaic and is based on such bonus arrangements, metrics of TDS Telecom and various other facts and circumstances.

The 2021 Plan provides performance measures and weightings, of which 80% are based on quantitative company performance measures and 20% are based on individual performance. The TDS consolidated company performance will be based on the following three metrics with the following weights: consolidated operating revenue (50%); consolidated adjusted EBITDA (40%); and consolidated capital expenditures (10%). The 2021 Plan also provides for the mechanism by which the TDS President and CEO will assess performance and obtain approval of bonus awards by the TDS Compensation Committee.

Notwithstanding any provision of the 2021 Plan to the contrary, a participating officer does not have a legally binding right to a bonus unless and until the bonus amount, if any, is paid and no bonus shall be paid unless the officer remains employed through the actual bonus payout date unless otherwise approved at the discretion of the Compensation Committee or President and CEO of TDS, as applicable.

The foregoing description is qualified by reference to the 2021 Plan which is attached hereto as Exhibit 10.1 and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits
(d)   The following exhibits are being filed herewith:

Exhibit Number	Description of Exhibits
10.1	TDS 2021 Officer Bonus Program

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELEPHONE AND DATA SYSTEMS, INC.
(Registrant)

Date:	March 19, 2021	By:	/s/ Peter L. Sereda
Peter L. Sereda
Executive Vice President and Chief Financial Officer
(principal financial officer)